Rule 497(e)
                                                 File Nos. 333-52956; 811-07549


                          SCHWAB Signature(TM) ANNUITY
                         SUPPLEMENT DATED MARCH 27, 2006
                   To the Prospectus dated May 1, 2005 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

Dear Schwab Signature Annuity(TM) Contract Owner:
The following Portfolios will be closed to new Contributions and Transfers effective May 1, 2006:

         AIM V.I. Technology Fund;
         Alger American Balanced Portfolio;
         American Century VP International Fund;
         Dreyfus Variable Investment Fund Growth and Income Portfolio; Federated International Equity Fund II;
         JPMorgan Small Company Portfolio;
         Old Mutual Large Cap Growth Portfolio, and;
         DWS Small Cap Growth VIP.

(the "Closed Funds").
As a result, effective as of May 1, 2006, new Contributions and/or incoming Transfers will not be accepted into the Closed Funds.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account of a Closed Fund should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2006, any allocations made to the Sub-Account of a Closed Fund will be directed to the Schwab Money Market(TM) Portfolio Sub-Account.

If you have any assets invested in the Sub-Account of the Closed Fund subsequent to May 1, 2006, they will remain invested in the Sub-Account of the Closed Fund(s). Only Contributions or Transfers to the Closed Funds effective May 1, 2006 and thereafter will be directed to the Schwab Money Market(TM) Portfolio Sub-Account.

You may elect to transfer your Variable Account Value in the Sub-Account of a Closed Fund at any time by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity
Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk(R) at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account of a Closed Fund to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Signature Annuity(TM) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

         This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005. Please keep this supplement for future reference.